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                                                                  EXHIBIT 99.04

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT
                               (Hawaiian Village)

     AMENDMENT No. 3 dated as of September 15, 2000 to the Credit Agreement dated as of June 1, 1998 (as heretofore amended, the "CREDIT AGREEMENT") among HILTON HAWAIIAN VILLAGE LLC (the "BORROWER"), HILTON HOTELS CORPORATION (the "GUARANTOR"), the BANKS party thereto (the "BANKS"), NATIONSBANK, N.A. (now BANK OF AMERICA, N.A.), as Syndication Agent, FIRST UNION NATIONAL BANK, as Documentation Agent (the "DOCUMENTATION AGENT"), and THE BANK OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H :

     WHEREAS, pursuant to the Credit Agreement, the Banks have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

     WHEREAS, the Guarantor has requested that the Credit Agreement be amended as set forth herein.

     WHEREAS, the Required Banks are willing to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, the Borrower, the Guarantor and the Required Banks under
Section 10.04 of the Credit Agreement hereby amend the Credit Agreement as follows:

          1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder," "herein" and "hereby" and each similar reference and each reference to this "agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

          2. ADDITIONAL DEFINED TERMS. Section 1.01 of the Credit Agreement is hereby amended to add the following term in appropriate alphabetical order:

               "CONSOLIDATED NET TANGIBLE ASSETS" means the total assets of the Guarantor and its Subsidiaries, after deducting therefrom (a) all current liabilities of the Guarantor and its Subsidiaries (excluding
          (i) the current portion of long term indebtedness, (ii) inter-company


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          liabilities, and (iii) any liabilities which are by their terms renewable or extendable at the option of the obligor thereon to a time more than twelve months from the time as of which the amount thereof is being computed), and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the latest consolidated balance sheet of the Guarantor prepared in accordance with generally accepted accounting principles.

          3. AMENDMENT TO SECTION 5.07. Section 5.07(i) of the Credit Agreement is hereby amended to read in full as follows:

               (i) Liens not otherwise permitted by the foregoing clauses of this Section which secure indebtedness in an aggregate principal amount which is not in excess of 10% of Consolidated Net Tangible Assets (determined as of the most recent date for which Guarantor has delivered its financial statements under Section 5.01(a) or Section 5.01(b), as applicable), and encumbering assets which have a value, as determined by the board of directors of the Guarantor in connection with the incurrence of each such Lien, which the board of directors of Guarantor determines is reasonably related to the amount of the indebtedness secured thereby.

          4. REPRESENTATIONS OF THE GUARANTOR AND THE BORROWER. The Guarantor and, to the extent relating to itself, Borrower represents and warrants that (i) the representations and warranties of the Guarantor and the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

          5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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          7.   EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received the signatures hereto from the Required Banks and an executed counterpart hereof signed by the Guarantor and the Borrower.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              HILTON HAWAIIAN VILLAGE LLC

                              By: Hilton Hotels Corporation, Manager

                                   By:
                                       ---------------------------------
                                       Mariel C. Albrecht, Senior Vice President
                                       and Treasurer

                              HILTON HOTELS CORPORATION, as Guarantor

                              By:
                                 ---------------------------------------
                                  Mariel C. Albrecht, Senior Vice President
                                  and Treasurer



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                               THE BANK OF NEW YORK, as Admnistrative Agent and
                               as a Bank


                               By:
                                  --------------------------------------

                               -----------------------------------------
                                    [Printed or Typed Name and Title]





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                               BANK OF AMERICAN, N.A., as a Bank

                               By:
                                  --------------------------------------

                               Name: Scott L. Faber

                               Title: Managing Director


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                               THE BANK OF NOVA SCOTIA, as a Bank



                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------

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                               FIRST UNION NATIONAL BANK, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------

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                               WACHOVIA BANK, N.A., as a Bank



                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------

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                               SOCIETE GENERALE, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------

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                               WELLS FARGO BANK, N.A., as a Bank



                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------



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                               THE NORTHERN TRUST COMPANY, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------


                                      S - 7


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                               BANK OF HAWAII, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------


                                     S - 8


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                               FIRST HAWAIIAN BANK, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------

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                               DEUTSCHE BANK AG NEW YORK BRANCH, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------



                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------



                                     S - 10

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                               PNC BANK, NATIONAL ASSOCIATION, as a Bank

                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------

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                               UNION BANK OF CALIFORNIA, N.A., as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------


                                     S - 12

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                               FLEET NATIONAL BANK, as a Bank


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------


                                     S - 13

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                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                               By:
                                  --------------------------------------

                               Name:
                                    ------------------------------------

                               Title:
                                    ------------------------------------



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